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                                                                   EXHIBIT 10.22

                               WEBSIDESTORY, INC.
                           STOCK OPTION GRANT NOTICE
                          (2000 EQUITY INCENTIVE PLAN)


WebSideStory, Inc. (the "Company"), pursuant to its 2000 Equity Incentive Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Plan (a copy of which has been made available to all employees), and in the Notice of Exercise and Stock Option Agreement, both of which are attached hereto and incorporated herein in their entirety.

Optionholder:                               Terance Kinninger
Date of Grant:                              April 10, 2000
Vesting Commencement Date:                  April 10, 2000
Number of Shares Subject to Option:         825,000
Exercise Price (Per Share):                 $0.34
Total Exercise Price:                       $280,500.00
Expiration Date:                            04/09/2010

TYPE OF GRANT:     [X] Incentive Stock Option(1)  [ ] Nonstatutory Stock Option

EXERCISE SCHEDULE: [X] Same as Vesting Schedule   [ ] Early Exercise Permitted

VESTING SCHEDULE:  Vesting as provided in employment agreement with employee.

PAYMENT: By one or a combination of the following items (described in the Stock Option Agreement):

                          By cash or check
                          Pursuant to a Regulation T Program if the Shares are publicly traded
                          By delivery of already-owned shares if the Shares are publicly traded


ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:

        OTHER AGREEMENTS:
                                        ----------------------------------------

                                        ----------------------------------------


WEBSIDESTORY, INC.                          OPTIONHOLDER:


By: /s/ MICHAEL CHRISTIAN                    /s/ TERANCE KINNINGER
   -------------------------------------    ------------------------------------
                 Signature                              Signature

Title: Senior Vice President                Date: April 10, 2000
      ----------------------------------         -------------------------------

Date: April 10, 2000
     -----------------------------------

ATTACHMENTS: Stock Option Agreement, 2000 Equity Incentive Plan and Notice of
             Exercise


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(1) If this is an incentive stock option, it (plus your other outstanding incentive stock options) cannot be first exercisable for more than $100,000 in any calendar year. Any excess over $100,000 is a nonstatutory stock option.



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                                  ATTACHMENT I

                             STOCK OPTION AGREEMENT








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                                  ATTACHMENT II

                           2000 EQUITY INCENTIVE PLAN


See company Intranet.





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                                 ATTACHMENT III

                               NOTICE OF EXERCISE